UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2005

POLAROID HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-50661	23-3856538
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1265 Main Street, Waltham, Massachusetts  02451

(Address of principal executive offices)   (Zip Code)

(781) 386-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

On March 1, 2005, as contemplated by the Agreement and Plan of Merger dated as of January 7, 2005, by and among Petters Group Worldwide, LLC, Petters Consumer Brands, LLC (“Petters”) and Polaroid Holding Company (the “Company”), Petters deposited an additional $175,000,000 into an escrow account held by Wells Fargo Bank, N.A.  A copy of the press release issued by the Company on March 1, 2005 concerning the deposit is filed herewith as exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(c)                                  Exhibits.

Exhibit No.	Description

99.1	Press Release of Polaroid Holding Company dated March 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

POLAROID HOLDING COMPANY

Date: March 1, 2005	By:	/s/ William L. Flaherty
William L. Flaherty
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Polaroid Holding Company dated March 1, 2005.